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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (708) 349-3300
None (Former name or former address, if changed since last report.)

        This form 8-K/A of Andrew Corporation, (the "company") constitutes Amendment No. 1 to the Company's current report on Form 8-K (the "Original Form 8-K"), which was filed with the Securities and Exchange Commission on July 17, 2003. This amendment replaces the information provided under Item 7(b) in the original Form 8-K.

Item 7.    Financial Statements and Exhibits

        (b)   The following unaudited condensed consolidated pro forma financial information of the Company reflecting the Allen acquisition is attached as Exhibit 99.1 and incorporated by reference herein:

Unaudited Condensed Consolidated Pro Forma Financial Statements.

        A.    Introduction to Unaudited Condensed Consolidated Pro Forma Financial Statements.

        B.    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003.

        C.    Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 2002 and nine months ended June 30, 2003.

        D.    Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

  (c)
  Exhibits

  Exhibit 99.1 Unaudited Condensed Consolidated Pro Forma Financial Statements

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: August 1, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits
SIGNATURE